QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of NetBank, Inc. on Form S-3 of our reports dated January 24, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of NetBank, Inc. for the year ended December 31, 2000, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP
Atlanta, Georgia
September 27, 2001

QuickLinks

  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT